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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 North Water Street, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best, Treasurer and Principal Accounting Officer; Heartland Group, Inc., 789 North Water Street, Milwaukee, WI 53202

(Name and address of agent for service)

Chareles M. Weber, Esq.; Quarles & Brady LLP, 411 East Wisconisn Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT

SELECT VALUE FUND

VALUE PLUS FUND

VALUE FUND

December 31, 2004

What It Means To Be A Value Investor

The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of Security Analysis. They pioneered this methodology in 1934. For over 70 years, the Graham and Dodd philosophy has attracted a successful circle of disciples, including Heartland Advisors.

At Heartland, this means bargain hunting – relentlessly analyzing overlooked and unpopular stocks, always looking for a measurable and positive difference between the true worth of a company and its current stock price. We often find that a company’s stock is undervalued because it is:

•	Underfollowed by Wall Street analysts

•	Temporarily oversold or out of favor

•	Misunderstood by investors

•	An emerging opportunity as yet undiscovered

We believe this is the most intelligent way to build a portfolio.

2 | Annual Report

The Heartland Family Of Equity Funds — Summary Of Value

“At Heartland, we take a long-term approach to investing. The stock market tends to be emotional, often overtaken by fear or greed. Too many speculators overreacting to the headlines of the day. We believe this creates opportunities for the objective, long-term investor.”

— William J. Nasgovitz

President

Performance for the Period Ended December 31, 2004[1]	Heartland Select Value Fund [2]	Heartland Value Plus Fund	Heartland Value Fund
3 Months*	10.45%	8.47%	11.25%
1 Year	17.02	16.98	9.11
Average Annual Total Return for:
3 Years	11.00%	20.01%	18.01%
5 Years	15.77	16.25	16.76
10 Years	—	15.39	16.61
15 Years	—	—	16.52
Since Inception	13.26	13.66	15.91
Value of hypothetical investment	$27,840	$41,869	$191,906
of $10,000 from inception date[3]	(10/11/96)	(10/26/93)	(12/28/84)

*	Not annualized

[1]	Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee.

[2]	Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower.

[3]	Value of $10,000 from inception represents a hypothetical investment in the Fund for the period ended December 31, 2004.

The opinions expressed in this Annual Report are those of the portfolio manager, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

December 31, 2004 | 3

Heartland Select Value Fund

Portfolio Management Team

Hugh Denison	David Fondrie, CPA	Ted Baszler, CPA, CFA

Fund Performance

Average Annual Total Returns as of December 31, 2004	One Year	Three Years	Five Years	Since Inception (10/11/96)
Heartland Select Value Fund	17.02%	11.00%	15.77%	13.26%
S&P MidCap 400 Barra Value Index*	18.93	14.44	15.47	15.22
S&P 500 Index	10.88	3.59	-2.30	8.66

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns prior to December 1, 2001 would have been lower.

*	For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996. Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

Investment Goal. The Select Value Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Select Value Fund invests primarily in common stocks whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its disciplined value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies normally have market capitalizations in excess of $500 million.

Investment Considerations. The Select Value Fund invests in small and mid-sized companies that are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee.

Calendar year 2004 was another very positive year for Heartland Select Value Fund Shareholders. For the year ended December 31, 2004, the Heartland Select Value Fund was up 17.02%. Though the Fund trailed the S&P MidCap 400 Barra Value Index, which had a total return of 18.93%, its performance was measurably ahead of the more widely quoted benchmarks. The seemingly omnipresent S&P 500 Index and Dow Jones Industrial Average were up just 10.88% and 3.15%, respectively, for the year.

According to Lipper, the Select Value Fund also outperformed most of its peers for 2004. Within their Multi-Cap Value category, the Fund ranked among the top 22% for total return. While a one year ranking may be significant to some observers, we prefer to focus on longer-term results and encourage a focus on the Fund’s three-year, five-year and since inception rankings. In particular, the Select Value Fund ranked in the top 1% of Lipper’s Multi-Cap Value category for the 5-year period ended December 31, 2004.

Back-to-Back Outstanding Years

Looking back over the past two years, we are pleased with the performance of the Select Value Fund. After providing total returns of 35.66% and 17.02% in 2003 and 2004, respectively, we must express some caution as expectations for repeat performance could be quite high. On the other hand, Heartland’s time-tested, value-driven process is designed to provide opportunity for upside capital appreciation while seeking to limit downside risk relative to other equity investment strategies. We believe this is the most prudent way to build a portfolio.

	Lipper Ranking-among Multi-Cap Value Funds
Heartland Select Value Fund	Ranking in Universe	Percentile
1 Year	103 out of 475	22%
3 Years	26 out of 351	8%
5 Years	2 out of 245	1%
Since Inception	9 out of 131	7%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on the final page of this report.

4 | Annual Report

Style & Substance

We believe one of the keys to the continued performance of the Select Value Fund has been the ability of our seasoned team of portfolio managers to invest in the stocks that we believe offered the best values. Whether we are evaluating large, mid or small company stocks, our disciplined investment process remains unchanged. In short, we focus on value, not size. The result is a fund that is designed and managed to be the core of an investor’s portfolio.

In 2004, Fund shareholders benefited from our comparatively positive outlook for the individual stocks we identified within the mid-sized company sector of the market. In general, mid-caps outperformed their larger company counterparts. As of December 31, 2004, the Select Value Fund long-term holdings were diversified across the capitalization spectrum as follows:

Capitalization Breakdown (% of Total Investments)

Large	27.9%
Mid	44.2%
Small	19.5%

Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion, and small-cap companies to be smaller than $2 billion. Portfolio holdings are subject to change without notice.

More importantly, we believe the ability of the Fund’s portfolio management team to make meaningful and timely investment decisions into the more undervalued sectors of the stock market –decisions driven by Heartland’s renowned value-driven process –will continue to benefit Select Value Fund shareholders. This was the case in 2004 as more conservative sectors such as materials & processing and selective transportation-related stocks added to the Fund’s return. This included P.H. Glatfelter, a manufacturer of specialty papers, Washington Group International, an engineering and construction firm, and Ryder System, Inc., a leasing and transportation company.

Discipline Despite Uncertainty

Surprises seemed to us to be rather plentiful in 2004. Of course, there were the “normal” Wall Street shocks, such as overly pessimistic economic forecasts, dramatically higher energy prices and, of course, earnings surprises. Our investment process – which is outlined by our trademarked Equity 10-Point Value Investment GridTM – was designed to take many of these issues into account. On the other hand, when the way a company conducts its business is questioned, our investment thesis must also change. That sell discipline is an important part of our stock selection process.

Outlook

Looking forward to 2005, it appears that our crystal ball is sending us mixed signals. On the plus side, interest rates remain remarkably low – though they may climb slightly – and inflation seems very much under control. On the other hand, the pace of corporate profit growth is decelerating, and stock prices are currently higher relative to their earnings than the historical norms. As a result, we are having a more difficult time than usual finding “bargains”. In the coming year, you might find the investment posture of the Select Value Fund to be a bit more conservative.

Select Value Fund — Growth of $10,000 since inception

Performance quoted represents past performance, and is no guarantee of future results. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended December 31, 2004. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Valuation Comparisons — Based on Weighted Medians

Sources: FactSet Research Systems, Inc. and Heartland Advisors, Inc.

*	Based on trailing 12-month actual earnings.

Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents)	48
Net assets	$109.5 mil.
NAV	$23.37
Median market cap	$4,153 mil.
Weighted average market cap	$18,999 mil.

Top Ten Holdings – % of Net Assets (Excludes cash equivalents)

NRG Energy, Inc.	3.3%
Ryder System, Inc.	2.9
P.H. Glatfelter Co.	2.8
Washington Group International, Inc.	2.6
Darden Restaurants, Inc.	2.5
UnumProvident Corp.	2.5
Union Pacific Corp.	2.5
Motorola, Inc.	2.4
Koninklijke (Royal) Philips Electronics N.V. (ADR)	2.4
Furniture Brands International, Inc.	2.3

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/04.

December 31, 2004 | 5

Heartland Value Plus Fund

Portfolio Management Team

Rodney Hathaway, CFA	William J. Nasgovitz	Eric J. Miller, CMA

Fund Performance

Average Annual Total Returns as of December 31, 2004	One Year	Three Years	Five Years	Ten Years	Since Inception (10/26/93)
Heartland Value Plus Fund	16.98%	20.01%	16.25%	15.39%	13.66%
Russell 2000 Value Index	22.25	16.50	17.23	15.17	13.45
Russell 2000 Index	18.33	11.48	6.61	11.53	10.23

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on the distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Investment Goal. The Value Plus Fund seeks long-term capital appreciation and modest current income.

Principal Investment Strategies. The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally seeks to invest in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

Investment Considerations. The Value Plus Fund invests in small companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee.

Following an exceptional 2003, the Heartland Value Plus Fund again delivered a double-digit positive total return to shareholders in 2004. For the year ended December 31, 2004, the Fund was up 16.98%. This trailed the performance of the Russell 2000 Index of small company stocks and the Russell 2000 Value Index of lower price-to-book small company stocks. This was largely attributable to our long-term optimistic view on technology and healthcare, both of which were generally out of favor with investors in 2004. For this 12-month period, the Fund’s benchmarks were up 18.33% and 22.25%, respectively.

Relative to other funds in its Lipper Small-Cap Core peer group, the Value Plus Fund has performed very well over a long-term perspective. Though the total return and peer ranking for the calendar year 2004 were average, we believe the longer-term performance of the Fund –which is much more meaningful to us – has been outstanding. In particular, it is worth noting that the Value Plus Fund ranked in the top 4% of Lipper’s Small-Cap Core category for the 3-year period ended December 31, 2004.

	Lipper Ranking-among Small- Cap Core Funds
Heartland Value Plus Fund	Ranking in Universe	Percentile
1 Year	350 out of 556	63%
3 Years	14 out of 448	4%
5 Years	57 out of 318	18%
10 Years	21 out of 93	23%
Since Inception	17 out of 68	25%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on the final page of this report.

6 | Annual Report

Our Long-Term Focus

While we are pleased to have provided shareholders with this 16.98% return, we would prefer that Value Plus Fund investors focus on the longer term. Shareholders should note that the Fund is managed to seek long-term capital appreciation, along with modest current income, by investing in small company stocks that we believe are undervalued and have the financial strength to pay dividends to stockholders. Our approach is designed to help shareholders work toward their long-term investment goals.

Dividends Provide Defense & Reveal Strength

One of the major market movements in 2004 was the trend toward more defensive strategies. As a result of this, and because of the more favorable tax treatment for qualified dividends, those stocks paying dividends generally outperformed their non-dividend paying counterparts. Investors’ inclination for dividend payers was evident among large, mid and small company stocks – and was generally true for the stocks in the portfolio of the Value Plus Fund. More importantly, several of the top contributors to the total return of the Fund in 2004 paid dividends well in excess of dividends paid by the average small company stock. In fact, many of these were in the top 10 holdings of the Fund as of December 31, 2004. This list includes: Pep Boys-Manny, Moe & Jack, a leading retailer of automotive parts and accessories; NICOR, Inc., a North American distributor of natural gas; Nu Skin Enterprises, Inc., a global direct seller of personal care products; and UnumProvident Corp., the largest provider of disability income protection insurance in the United States and United Kingdom.

Tech Not Ticking Along

As investors stayed away from higher volatility/higher returning areas of the market, stocks in the technology sector lagged. While the Value Plus Fund felt the impact of this action, we believe Fund holdings in this industry group will benefit long-term shareholders. A great example of this is Imation Corp. Imation is a market leader in removable data storage, with strong cash flows and a solid balance sheet, and it generally has paid a dividend. Moreover, the Fund has and will continue to emphasize undervalued small company stocks that we believe have the financial strength to pay dividends to stockholders. We believe this gives Fund shareholders a powerful, “one, two punch,” to help them work toward their long-term investment goals.

Outlook

As we head into 2005, it is our expectation that corporate earnings growth will continue to be driven by the positive fiscal and monetary policies of the last three years. On the other hand, we believe this rate of growth will slow – caused by both the cyclical nature of earnings and the expectation of slightly higher interest rates. In addition, we believe consumer prices will remain stable, which has historically been a favorable environment for outperformance by small company stocks. Given these positive factors, in combination with the Value Plus Fund’s focus on companies with the financial strength to pay dividends to stockholders, we believe the wind may remain at the backs of long-term, value-oriented investors.

Value Plus Fund — Growth of $10,000 since inception

Performance quoted represents past performance, and is no guarantee of future results. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended December 31, 2004. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Valuation Comparisons — Based on Weighted Medians

Sources: FactSet Research Systems, Inc. and Heartland Advisors, Inc.

*	Based on trailing 12-month actual earnings.

Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents)	53
Net assets	$416.5 mil.
NAV	$26.85
Median market cap	$1,111 mil.
Weighted average market cap	$1,719 mil.

Top Ten Holdings – % of Net Assets (Excludes cash equivalents)

Biosite, Inc.	3.0%
Pep Boys-Manny, Moe & Jack	2.7
Mentor Graphics Corp.	2.6
Borland Software Corp.	2.5
Nu Skin Enterprises, Inc. (Class A)	2.4
Bunge, Ltd.	2.4
NICOR, Inc.	2.4
StarTek, Inc.	2.4
UnumProvident Corp.	2.4
Novell, Inc.	2.4

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/04.

December 31, 2004 | 7

Heartland Value Fund

Portfolio Management Team

William J. Nasgovitz	Eric J. Miller, CMA	Brad A. Evans, CFA

Fund Performance

Average Annual Total Returns as of December 31, 2004	One Year	Three Years	Five Years	Ten Years	Since Inception (12/28/84)
Heartland Value Fund	9.11%	18.01%	16.76%	16.61%	15.91%
Russell 2000 Value Index	22.25	16.50	17.23	15.17	13.99
Russell 2000 Index	18.33	11.48	6.61	11.53	11.59

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Investment Goal. The Value Fund seeks long-term capital appreciation through investing in small companies.

Principal Investment Strategies. The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, those companies with market capitalizations of less than $300 million.

Investment Considerations. The Value Fund invests primarily in small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee.

After struggling to find direction during the first three quarters of 2004, and after a remarkably positive 2003, the Bulls returned to Wall Street in the final three months of the year. For the quarter ended December 31, 2004, the Heartland Value Fund delivered a total return of 11.25%. This double-digit performance lagged the Russell 2000 Index of small company stocks and the Russell 2000 Value Index of lower price-to-book small company stocks. Much of the underperformance of the Fund in 2004 was due to our long-term positive view on healthcare and technology, two sectors that were largely out of favor with investors. For 2004, the Value Fund was up 9.11%.

While it is disappointing that the Fund trailed its benchmarks, the Value Fund has, according to Lipper, outperformed the vast majority of its peers for the three-, five-, ten- and fifteen-year periods ended December 31, 2004. Lipper ranked the Value Fund in the top 25% for total return within their Small-Cap Core category for each of these longer-term periods. We are most proud that the Value Fund ranked #1 for total return in Lipper’s Small-Cap Core category for the since inception period, ended December 31, 2004.

	Lipper Ranking - among Small- Cap Core Funds
Heartland Value Fund	Ranking in Universe	Percentile
1 Year	531 out of 556	96%
3 Years	32 out of 448	8%
5 Years	48 out of 318	16%
10 Years	10 out of 93	11%
15 Years	2 out of 29	Ranked	#2
Since Inception	1 out of 12	Ranked	#1

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on the final page of this report.

8 | Annual Report

Think Big, Buy Small – Times Six!

For a sixth consecutive year, small company stocks outperformed their larger counterparts in 2004. The total return of the Russell 2000 nearly doubled that of the S&P 500 Index. This certainly benefited Value Fund shareholders as our seasoned team of bargain-hunting portfolio managers are focused on identifying undervalued small and very small company stocks.

Over the six-year period ended December 31, 2004, the annualized total return of the Value Fund was 18.10%. This outpaced the benchmark Russell 2000 Value Index return of 13.88%, and the large company S&P 500 Index return of 1.25% for the same period.

Risk Aversion Favored the Benchmarks

As was the trend in 2004, investors expressed their preference for the relative safety of more defensive stocks, such as utilities and real estate investment trusts. This may have been in reaction to pre-Olympic and pre-Presidential Election anxieties, or perhaps to the favorable tax treatment of qualified dividends. Whatever the underlying motive, we believe this was one of the primary reasons why the Value Fund trailed its benchmarks in 2004. In particular, the Fund was held back by investments in higher volatility/higher return sectors like technology and certain industries within the healthcare sector, specifically, biotechnology and pharmaceuticals.

We believe many of these investments have potential for measurable capital appreciation for patient, long-term shareholders. In fact, as the market turned upward in the fourth quarter, a number of issues that had previously hindered Fund performance displayed measurable strength. For example, one of the Fund’s top 10 holdings in the technology sector, Sonus Networks, Inc., made positive contributions to the total return of the Value Fund in the final quarter of the year.

Surprising Strong Economy & Higher Oil Prices

Throughout 2004, the U.S. economy continued to flourish despite carrying the weight of higher energy prices. For the benefit of shareholders, this newsworthy trend aided Value Fund returns. The strong economy was particularly kind to sectors such as materials & processing. For example, Great Lakes Chemical Corp. added to the Value Fund’s performance, and oil related stocks, including Harvest Natural Resources, Inc., Dynegy, Inc. and Sherritt International Corp., also made positive contributions.

Outlook

For 2005, we are optimistic that the U.S. economy and corporate earnings will continue to grow, though it seems likely the pace of that growth may slow. In addition, we are very aware that rising stock prices in 2003 and 2004 have stretched valuations. In this market, investors should note that we are still finding selective investment opportunities in small and micro-cap stocks. Using the same bargain-hunting process we have used over the Value Fund’s successful 20-year history, we will continue to seek out stocks that are attractively priced relative to their earnings, cash flows and book values.

Value Fund — Growth of $10,000 since inception

Performance quoted represents past performance, and is no guarantee of future results. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (12/28/84) period ended December 31, 2004. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Valuation Comparisons — Based on Weighted Medians

Sources: FactSet Research Systems, Inc. and Heartland Advisors, Inc.

*	Based on trailing 12-month earnings.

Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents)	228
Net assets	$1,876.3 mil.
NAV	$49.81
Median market cap	$247 mil.
Weighted average market cap	$920 mil.

Top Ten Holdings – % of Net Assets (Excludes cash equivalents)

Great Lakes Chemical Corp.	3.6%
InterDigital Communications Corp.	3.5
BearingPoint, Inc.	2.1
Sonus Networks, Inc.	1.7
Dynegy, Inc. (Class A)	1.6
Alliance Atlantis Communications, Inc. (Class B)	1.5
Harvest Natural Resources, Inc.	1.4
Borland Software Corp.	1.3
Sherritt International Corp.	1.3
Sensient Technologies Corp.	1.3

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/04.

December 31, 2004 | 9

Market Cap Segmentation – % of Total Investments

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked Equity 10-Point Investment Grid.™ We believe this bargain-hunting process — which places an emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses.

	Select Value Fund	Value Plus Fund	Value Fund
Micro-Cap Holdings – $0 million - $300 million in market capitalization	0.0%	9.5%	34.7%

Small-Cap Holdings – $300 million - $2 billion in market capitalization	19.5%	58.7%	56.6%

Mid-Cap Holdings – $2 - $10 billion in market capitalization	44.2%	27.6%	4.5%

Large-Cap Holdings – Greater than $10 billion in market capitalization	27.9%	0.0%	1.2%

Short-Term Investments	8.4%	4.2%	3.0%

Total	100.0%	100.0%	100.0%

Sector Allocation – % of Total Investments

The following table summarizes the sector classifications of each of the Heartland Funds. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	Select Value Fund	Value Plus Fund	Value Fund
Autos and Transportation	9.7%	6.7%	2.1%

Consumer Discretionary	4.8%	14.5%	22.4%

Consumer Staples	7.2%	5.6%	2.0%

Financial Services	10.6%	8.3%	10.4%

Health Care	9.1%	14.5%	14.8%

Integrated Oil	4.4%	0.0%	0.0%

Materials and Processing	18.2%	14.6%	13.7%

Other Energy	2.0%	4.8%	9.2%

Producer Durables	7.8%	4.0%	2.3%

Technology	9.7%	18.8%	16.7%

Utilities	8.1%	3.9%	0.3%

Other	0.0%	0.0%	3.1%

Short-Term Investments	8.4%	4.3%	3.0%

Total	100.0%	100.0%	100.0%

10 | Annual Report

Financial Statements

Select Value Fund - Schedule of Investments	December 31, 2004

COMMON STOCKS (91.5%)	Shares	Value
Aerospace (4.4%)
Goodrich Corp.	76,200	$2,487,168
Triumph Group, Inc. (a)	60,000	2,370,000

		4,857,168
Banking (4.0%)
Huntington Bancshares, Inc.	100,000	2,478,000
Washington Mutual, Inc.	45,400	1,919,512

		4,397,512
Building Products (5.0%)
ElkCorp	70,000	2,395,400
RPM International, Inc.	110,200	2,166,532
Gentex Corp.	25,000	925,500

		5,487,432
Chemicals (5.0%)
A. Schulman, Inc.	98,700	2,113,167
Agrium, Inc. (CAD)(b)	125,000	2,110,078
Potash Corp. of Saskatchewan, Inc. (CAD)(b)	15,000	1,247,291

		5,470,536
Communications Equipment (2.4%)
Motorola, Inc.	154,100	2,650,520
Computers and Peripherals (2.3%)
International Business Machines Corp.	25,000	2,464,500
Domestic Oil (4.3%)
ConocoPhillips Co.	28,000	2,431,240
Anadarko Petroleum Corp.	35,700	2,313,717

		4,744,957
Electric (6.4%)
NRG Energy, Inc. (a)	100,000	3,605,000
Allegheny Energy, Inc. (a)	100,000	1,971,000
Wisconsin Energy Corp.	42,000	1,415,820

		6,991,820
Electronic Commerce (2.4%)
Koninklijke (Royal) Philips Electronics N.V. (ADR)	98,800	2,618,200
Engineering and Construction (3.7%)
Washington Group International, Inc. (a)	70,000	2,887,500
WCI Communities, Inc. (a)	40,000	1,176,000

		4,063,500
Farm Equipment (1.0%)
Deere & Co.	15,000	1,116,000
Foods and Food Products (7.2%)
Sara Lee Corp.	100,000	2,414,000
Chiquita Brands International, Inc.	105,000	2,316,300
Dean Foods Co. (a)	60,000	1,977,000
Tyson Foods, Inc. (Class A)	65,000	1,196,000

		7,903,300
Healthcare Services (4.0%)
Humana, Inc. (a)	79,300	2,354,417
HCA, Inc.	50,000	1,998,000

		4,352,417
Housing (2.3%)
Furniture Brands International, Inc.	100,000	2,505,000
Insurance - Life (2.4%)
UnumProvident Corp.	150,000	2,691,000
Insurance - Property/Casualty (2.2%)
The Allstate Corp.	47,200	2,441,184
Leisure (1.1%)
Dollar Thrifty Automotive Group, Inc. (a)	40,000	1,208,000
Metals (1.7%)
Harmony Gold Mining Co., Ltd. (ADR)	200,000	$1,854,000
Oil Services and Equipment (2.0%)
Tidewater, Inc.	61,300	2,182,893
Other Financial Services (1.9%)
Jefferson-Pilot Corp.	40,000	2,078,400
Paper and Forest Products (2.8%)
P.H. Glatfelter Co.	200,000	3,056,000
Parts and Component Distribution (1.7%)
Avnet, Inc. (a)	100,000	1,824,000
Parts and Distribution (4.4%)
BorgWarner, Inc.	46,000	2,491,820
AutoZone, Inc. (a)	25,000	2,282,750

		4,774,570
Pharmaceuticals (5.1%)
Pfizer, Inc.	85,000	2,285,650
Biovail Corp. (CAD)(a)(b)	125,000	2,062,146
Merck & Co., Inc.	38,000	1,221,320

		5,569,116
Railroads (2.5%)
Union Pacific Corp.	40,000	2,690,000
Restaurants (3.7%)
Darden Restaurants, Inc.	99,200	2,751,808
Ruby Tuesday, Inc.	50,000	1,304,000

		4,055,808
Semiconductors (1.0%)
Freescale Semiconductor, Inc. (Class A)(a)	43,000	766,260
Freescale Semiconductor, Inc. (Class B)(a)	17,014	312,377

		1,078,637
Shipping and Trucking (2.9%)
Ryder System, Inc.	66,300	3,167,151
Telecommunications Utility (1.7%)
Telefonos de Mexico SA de CV (ADR)	50,000	1,916,000

TOTAL COMMON STOCKS (Cost $79,617,242)		$100,209,621

SHORT-TERM INVESTMENTS (8.4%)	Par Amount	Value
U.S. GOVERNMENT AND
AGENCY SECURITIES (2.7%)
U.S. Treasury Bills, 01/06/05	$3,000,000	$2,999,017
TIME DEPOSITS (5.7%) (+)
Brown Brothers Harriman 1.60%	6,231,019	6,231,019

TOTAL SHORT-TERM INVESTMENTS
(Amortized Cost $ 9,230,199)		$9,230,036
TOTAL INVESTMENTS
(Cost $88,847,441) - 99.9%		$109,439,657
Other assets and liabilities, net - 0.1%		88,630

TOTAL NET ASSETS - 100.0%		$109,528,287

(a)	Non-income producing security.

(b)	Foreign-denominated security.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2004.

ADR - American Depositary Receipt.

CAD - Canadian issuer.

The accompanying Notes to Financial Statements are an integral part of these Statements.

December 31, 2004 | 11

Value Plus Fund - Schedule of Investments	December 31, 2004

COMMON STOCKS (95.3%)	Shares	Value
Banking (1.7%)
Banknorth Group, Inc.	190,100	$6,957,660
Biotechnology (3.3%)
StemCells, Inc. (a)(b)	1,302,632	5,510,133
Orthovita, Inc. (a)(b)	1,128,572	4,728,717
Genelabs Technologies, Inc. (a)	1,500,000	1,800,000
GTC Biotherapeutics, Inc. (a)	1,080,900	1,642,968

		13,681,818
Building Products (1.9%)
Apogee Enterprises, Inc.	575,000	7,710,750
Business Services (6.1%)
StarTek, Inc.	350,000	9,957,500
Convergys Corp. (a)	525,000	7,869,750
IKON Office Solutions, Inc.	650,000	7,514,000

		25,341,250
Chemicals (6.4%)
Lubrizol Corp.	265,000	9,767,900
Agrium, Inc. (CAD)(c)	500,000	8,440,313
Sensient Technologies Corp.	350,000	8,396,500

		26,604,713
Computers and Peripherals (1.9%)
Imation Corp.	250,000	7,957,500
Contract Manufacturing (2.0%)
Nam Tai Electronics, Inc.	425,000	8,181,250
Foods and Food Products (5.6%)
Nu Skin Enterprises, Inc. (Class A)	400,000	10,152,000
Bunge, Ltd.	175,000	9,976,750
B & G Foods, Inc.	225,000	3,370,500

		23,499,250
Insurance - Life (4.4%)
UnumProvident Corp.	550,000	9,867,000
Protective Life Corp.	200,000	8,538,000

		18,405,000
IT Services (1.9%)
Perot Systems Corp. (Class A)(a)	500,000	8,015,000
Medical Supplies (3.0%)
Biosite, Inc. (a)	200,000	12,308,000
Metals (1.8%)
Harmony Gold Mining Co., Ltd. (ADR)	800,000	7,416,000
Natural Gas Distribution (2.4%)
NICOR, Inc.	270,000	9,973,800
Oil Services and Equipment (4.8%)
Helmerich & Payne, Inc.	275,000	9,361,000
Tidewater, Inc.	250,000	8,902,500
Todco (Class A)(a)	100,000	1,842,000

		20,105,500
Other Producer Durables (4.0%)
Federal Signal Corp.	500,000	8,830,000
Barnes Group, Inc.	300,000	7,953,000

		16,783,000
Paper and Forest Products (4.5%)
Sappi, Ltd. (ADR)	650,000	9,425,000
Wausau-Mosinee Paper Corp.	525,000	9,376,500

		18,801,500
Parts and Component Distribution (3.3%)
Methode Electronics, Inc.	550,000	7,067,500
Agilysys, Inc.	400,000	6,856,000

		13,923,500
Parts and Distribution (1.8%)
Standard Motor Products, Inc.	475,000	7,505,000
Pharmaceuticals (7.9%)
Par Pharmaceutical Cos., Inc. (a)	225,000	$9,310,500
Biovail Corp. (CAD)(a)(c)	550,000	9,073,441
Shire Pharmaceuticals Group PLC (ADR)(a)	275,000	8,786,250
Alpharma, Inc. (Class A)	350,000	5,932,500

		33,102,691
REITS (2.2%)
Government Properties Trust, Inc.	475,000	4,683,500
Fieldstone Investment Corp. (d)(e)(f)	183,100	2,842,628
Medical Properties Trust, Inc. (d)(e)(f)	160,000	1,616,000

		9,142,128
Retail (8.4%)
The Pep Boys - Manny, Moe & Jack	650,000	11,095,500
Oakley, Inc.	600,000	7,650,000
Stride Rite Corp.	650,000	7,260,500
Casual Male Retail Group, Inc. (a)	1,000,000	5,450,000
De Rigo S.p.A. (ADR)(a)	437,500	3,368,750

		34,824,750
Shipping and Trucking (4.9%)
Swift Transportation Co., Inc. (a)	450,000	9,666,000
Covenant Transport, Inc. (Class A) (a)	450,000	9,369,000
CP Ships, Ltd. (CAD)(c)	100,000	1,432,978

		20,467,978
Software (9.6%)
Mentor Graphics Corp. (a)	700,000	10,703,000
Borland Software Corp. (a)	875,000	10,220,000
Novell, Inc. (a)	1,450,000	9,787,500
Parametric Technology Corp. (a)	1,600,000	9,424,000

		40,134,500
Telecommunications Utility (1.5%)
Videsh Sanchar Nigam, Ltd. (ADR)	600,000	6,168,000

TOTAL COMMON STOCKS (Cost $335,961,844)		$397,010,538

WARRANTS (0.3%)	Shares	Value
Biotechnology (0.3%)
StemCells, Inc. (a)(d)(e)	575,658	$1,341,283

TOTAL WARRANTS (Cost $ 0)		$1,341,283

SHORT-TERM INVESTMENTS (4.2%)	Par Amount	Value
U.S. GOVERNMENT AND
AGENCY SECURITIES (3.6%)
U.S. Treasury Bills, 01/06/05	$15,000,000	$14,995,087
TIME DEPOSITS (0.6%) (+)
Brown Brothers Harriman 1.60%	2,250,044	2,250,044

TOTAL SHORT-TERM INVESTMENTS
(Amortized Cost $17,245,947)		$17,245,131
TOTAL INVESTMENTS
(Cost $353,207,791) - 99.8%		$415,596,952
Other assets and liabilities, net - 0.2%		918,878

TOTAL NET ASSETS - 100.0%		$416,515,830

(a)	Non-income producing security.

(b)	Affiliated company. See Note 10 in Notes to Financial Statements.

(c)	Foreign-denominated security.

(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.

(e)	Valued at fair value using methods determined by the Board of Directors. See 2(a) in Notes to Financial Statements.

(f)	Restricted security. See Note 2(j) in Notes to Financial Statements.
(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2004.

ADR - American Depositary Receipt.

CAD - Canadian issuer.

The accompanying Notes to Financial Statements are an integral part of these Statements.

12 | Annual Report

Value Fund - Schedule of Investments	December 31, 2004

COMMON STOCKS (96.0%)	Shares	Value
Aerospace (0.4%)
Allied Defense Group, Inc. (a)(b)	300,000	$6,675,000
Air Transportation (1.3%)
MAIR Holdings, Inc. (a)	500,000	4,600,000
Midwest Express Holdings, Inc. (a)(b)	1,557,500	4,532,325
AirNet Systems, Inc. (a)(b)	1,000,000	3,490,000
Air Methods Corp. (a)	400,000	3,440,000
AAR Corp. (a)	250,000	3,405,000
Mesa Air Group, Inc. (a)	637,800	5,064,132

		24,531,457
Alternative Energy (0.5%)
FuelCell Energy, Inc. (a)	1,000,000	9,900,000
Banking (2.9%)
Sterling Financial Corp.	401,720	15,771,527
Associated Banc Corp.	450,000	14,944,500
Capital Corp. of the West	228,690	10,748,659
Independent Bank Corp.	189,500	6,395,625
Summit Bank Corp. (b)(d)	129,200	2,211,904
Guaranty Financial Corp. (d)	10,388	1,682,856
Merchants and Manufacturers Bancorp., Inc. (d)	46,095	1,601,801
HMN Financial, Inc.	7,500	240,750

		53,597,622
Biotechnology (5.6%)
Genitope Corp. (a)(b)	1,350,000	23,004,000
Discovery Laboratories, Inc. (a)(b)	2,895,556	22,961,759
OrthoLogic Corp. (a)(b)	2,500,000	15,625,000
Genencor International, Inc. (a)	750,000	12,300,000
Isolagen, Inc. (a)	1,250,000	9,837,500
Aphton Corp. (a)(b)	1,962,872	6,104,532
Discovery Partners International, Inc. (a)	1,000,000	4,750,000
Senesco Technologies, Inc. (b)	1,225,000	4,275,250
Sirna Therapeutics, Inc. (a)	750,000	2,370,000
AP Pharma, Inc. (a)	1,200,000	1,980,000
Stratagene Corp. (a)	184,740	1,431,735

		104,639,776
Building Products (0.3%)
Building Materials Holding Corp.	154,600	5,919,634
Business Services (7.4%)
BearingPoint, Inc. (a)	5,000,000	40,150,000
FTI Consulting, Inc. (a)	568,300	11,974,081
IKON Office Solutions, Inc.	1,000,000	11,560,000
Cross Country Healthcare, Inc. (a)	500,000	9,040,000
Exponent, Inc. (a)	300,000	8,247,000
SITEL Corp. (a)	3,350,600	8,242,476
Barrett Business Services, Inc. (a)(b)	500,000	6,890,000
Anacomp, Inc. (Class A)(a)(b)(d)	350,000	5,967,500
Comfort Systems USA, Inc. (a)	750,000	5,760,000
TeleTech Holdings, Inc. (a)	500,000	4,845,000
On Assignment, Inc. (a)	825,000	4,281,750
Intersections, Inc. (a)	228,400	3,939,900
PRG-Schultz International, Inc. (a)	750,000	3,772,500
Volt Information Sciences, Inc. (a)	100,000	2,939,000
Central Parking Corp.	173,100	2,622,465
Clark, Inc. (a)	160,900	2,497,168
Danka Business Systems PLC (a)	750,000	2,370,000
Digitas, Inc. (a)	210,000	2,005,500
SPAR Group, Inc. (a)(b)	1,300,000	1,363,700
Opinion Research Corp. (a)	80,462	538,291
Emak Worldwide, Inc. (a)	17,956	179,560

		139,185,891
Chemicals (6.0%)
Great Lakes Chemical Corp.	2,364,600	$67,367,454
Sensient Technologies Corp.	1,000,000	23,990,000
Oil-Dri Corp. of America (b)	450,000	8,194,500
Fuel-Tech N.V. (a)(b)	1,000,000	4,670,000
Landec Corp. (a)	400,000	2,736,000
PolyOne Corp. (a)	150,000	1,359,000
Calgon Carbon Corp.	500,000	4,540,000

		112,856,954
Communications Equipment (1.6%)
Nortel Networks Corp. (ADR)(a)	6,250,000	21,812,500
Powerwave Technologies, Inc. (a)	1,000,000	8,480,000

		30,292,500
Computers and Peripherals (1.0%)
Computer Network Technologies Corp. (a)(b)	2,000,000	14,200,000
Lantronix, Inc. (a)(b)	5,000,000	5,050,000

		19,250,000
Contract Manufacturing (0.1%)
Parlex Corp. (a)	210,161	1,576,208
Defense (0.3%)
OSI Systems, Inc. (a)	200,000	4,542,000
Education (0.4%)
PLATO Learning, Inc. (a)	750,000	5,587,500
The Princeton Review, Inc. (a)	300,000	1,845,000

		7,432,500
Electrical Equipment (1.0%)
Badger Meter, Inc. (b)(d)	400,000	11,980,000
Asia Pacific Wire & Cable Corp., Ltd. (a)(b)(d)	1,137,300	5,117,850
Powell Industries, Inc. (a)	110,700	2,046,843

		19,144,693
Electronic Commerce (0.9%)
WatchGuard Technologies, Inc. (a)(b)	2,000,000	8,860,000
Ariba, Inc. (a)	500,000	8,300,000

		17,160,000
Engineering and Construction (1.9%)
URS Corp. (a)	500,000	16,050,000
Shaw Group, Inc. (a)	488,600	8,721,510
Ionics, Inc. (a)	200,000	8,668,000
LSI Industries, Inc.	250,000	2,862,500

		36,302,010
Exploration and Production (5.0%)
Harvest Natural Resources, Inc. (a)(b)	1,500,000	25,905,000
Forest Oil Co. (a)	700,000	22,204,000
Clayton Williams Energy, Inc. (a)	500,000	11,450,000
PetroKazakhstan, Inc. (Class A)(CAD)(c)	300,000	11,136,212
Plains Exploration & Production Co. (a)	300,000	7,800,000
Whiting Petroleum Corp. (a)	200,000	6,050,000
Deer Creek Energy, Ltd. (CAD)(a)	500,000	3,855,452
Mission Resources Corp. (a)	500,000	2,920,000
Vintage Petroleum, Inc.	103,300	2,343,877

		93,664,541
Foods and Food Products (1.6%)
Nature’s Sunshine Products, Inc.	448,000	9,121,280
John B. Sanfilippo & Son, Inc. (a)(b)	300,000	7,734,000
Hanover Foods Corp. (Class A)(d)	49,500	4,479,750
Poore Brothers, Inc. (a)(b)	951,800	3,321,782
Monterey Gourmet Foods, Inc. (a)	547,257	1,849,729
Natrol, Inc. (a)	500,000	1,675,500
CoolBrands International, Inc. (CAD)(a)(c)	200,000	1,520,507

		29,702,548

The accompanying Notes to Financial Statements are an integral part of these Statements.

December 31, 2004 | 13

Value Fund - Schedule of Investments (Continued)	December 31, 2004

COMMON STOCKS (continued)	Shares	Value
Health Information Technology (1.1%)
Quovadx, Inc. (a)(b)	3,677,400	$8,788,986
Superior Consultant Holdings Corp. (a)(b)	1,000,000	8,440,000
First Consulting Group, Inc. (a)	367,200	2,243,592
Per-Se Technologies, Inc. (a)	70,000	1,108,100

		20,580,678
Healthcare Services (2.2%)
Beverly Enterprises, Inc. (a)	1,250,000	11,437,500
Kendle International, Inc. (a)(b)	1,000,000	8,800,000
PAREXEL International Corp. (a)	400,000	8,120,000
National Home Health Care Corp. (a)(b)	441,000	5,777,100
Almost Family, Inc. (a)(b)(d)	250,000	3,612,500
SRI/Surgical Express, Inc. (a)(b)(d)	600,000	2,976,000
Specialty Laboratories, Inc. (a)	100,000	1,104,000

		41,827,100
Housing (0.2%)
Patrick Industries, Inc. (a)(b)(d)	293,525	2,920,574
Insurance - Life (2.3%)
Presidential Life Corp.	1,000,000	16,960,000
AmerUs Group Co.	300,000	13,590,000
Scottish Re Group, Ltd.	302,000	7,821,800
Financial Industries Corp. (e)	154,031	1,232,248
Phoenix Cos., Inc.	300,000	3,750,000

		43,354,048
Insurance - Property/Casualty (2.0%)
Vesta Insurance Group, Inc. (a)(b)	2,000,000	7,360,000
Kingsway Financial Services, Inc. (CAD) (a)(c)	1,000,000	15,838,613
PXRE Group, Ltd.	400,000	10,084,000
Meadowbrook Insurance Group, Inc. (a)	1,000,000	4,990,000

		38,272,613
International (3.1%)
Fukuda Denshi Co., Ltd. (JPY)(c)	400,000	13,199,902
Riken Vitamin Co., Ltd. (JPY)(c)	500,000	12,106,419
Fuji Pharmaceutical Co., Ltd. (JPY)(c)	499,000	6,581,879
Horipro, Inc. (JPY)(c)	720,000	6,340,639
Nissui Pharmaceutical Co., Ltd. (JPY) (c)(d)	938,000	5,806,121
Sangetsu Co., Ltd. (JPY)(c)	200,000	4,881,621
Teikoku Hormone Manufacturing Co., Ltd. (JPY)(c)	500,000	4,735,172
Maezawa Kasei Industries Co., Ltd. (JPY)(c)	200,000	3,895,533
Warderly International Holdings, Ltd. (HK)(c)	6,885,000	1,045,249

		58,592,535
IT Services (1.7%)
Covansys Corp. (a)(b)	1,065,000	16,294,500
Analysts International Corp. (a)(b)	1,400,000	5,600,000
RCM Technologies, Inc. (a)(b)	780,100	3,924,683
Lionbridge Technologies, Inc. (a)	500,000	3,360,000
Zomax, Inc. (a)	671,500	2,759,865

		31,939,048
Leisure (2.5%)
Multimedia Games, Inc. (a)	1,250,000	19,700,000
K2, Inc. (a)	550,000	8,734,000
Sunterra Corp. (a)	600,000	8,424,000
Dollar Thrifty Automotive Group, Inc. (a)	200,000	6,040,000
Marcus Corp.	100,000	2,514,000
Sholodge, Inc. (a)(b)(d)	450,000	1,958,400

		47,370,400
Medical Equipment (1.0%)
Endocardial Solutions, Inc. (a)(b)	970,000	$11,349,000
Medwave, Inc. (a)(b)	900,000	4,401,000
Compex Technologies, Inc. (a)	600,000	2,802,000

		18,552,000
Medical Supplies (1.9%)
Lifecore Biomedical, Inc. (a)(b)	1,000,000	11,260,000
Henry Schein, Inc. (a)	100,000	6,964,000
STAAR Surgical Co. (a)(b)	950,000	5,928,000
Osteotech, Inc. (a)(b)	1,000,000	5,500,000
Chronimed, Inc. (a)(b)	750,000	4,897,500
Sonic Innovations, Inc. (a)	271,200	1,130,904

		35,680,404
Metals (5.1%)
Sherritt International Corp. (a)(CAD)(c)	3,000,000	24,858,286
High River Gold Mines, Ltd. (CAD)(a)(b)(c)	7,501,400	11,443,450
Wheaton River Minerals, Ltd. (CAD)(a)(c)	3,500,000	11,378,793
Hecla Mining Co. (a)	1,500,500	8,747,915
Cambior, Inc. (CAD)(a)(c)	3,000,000	8,027,676
Western Silver Corp. (CAD)(a)(c)	850,400	7,698,686
Northwest Pipe Co. (a)	263,501	6,574,350
Aleris International, Inc. (a)	379,138	6,415,015
LionOre Mining International, Ltd. (CAD)(a)(c)	1,000,000	5,718,573
Roanoke Electric Steel Corp.	257,424	5,321,212

		96,183,956
Natural Gas Distribution (0.0%)
Semco Energy, Inc.	100,000	534,000
Natural Gas Pipelines (1.6%)
Dynegy, Inc. (Class A)(a)	6,500,000	30,030,000
Oil Services and Equipment (1.9%)
Willbros Group, Inc. (a)	500,000	11,525,000
GulfMark Offshore, Inc. (a)	300,000	6,681,000
NATCO Group, Inc. (Class A)(a)	750,000	6,600,000
Input/Output, Inc. (a)	500,000	4,420,000
Global Industries, Ltd. (a)	500,000	4,145,000
Stolt Offshore S.A. (ADR)(a)	250,000	1,625,000

		34,996,000
Other Autos and Transportation (0.2%)
Miller Industries, Inc. (a)	300,000	3,390,000
Other Consumer Discretionary (1.2%)
Service Corp. International (a)	2,500,000	18,625,000
Zindart, Ltd. (ADR)(a)(b)	563,000	2,871,300

		21,496,300
Other Consumer Staples (0.4%)
CNS, Inc.	600,000	7,530,000
Other Energy (0.2%)
Macarthur Coal, Ltd. (AUS)(c)	1,200,000	3,746,186
Other Financial Services (0.5%)
Assured Guaranty, Ltd.	500,000	9,835,000
Other Healthcare (0.3%)
MEDTOX Scientific, Inc. (a)(b)	558,750	5,028,750
Cholestech Corp. (a)	154,000	1,253,714

		6,282,464

The accompanying Notes to Financial Statements are an integral part of these Statements.

14 | Annual Report

Value Fund - Schedule of Investments (Continued)	December 31, 2004

COMMON STOCKS (continued)	Shares	Value
Other Producer Durables (0.4%)
MFRI, Inc. (a)(b)	463,200	$5,141,520
O.I. Corp. (b)(d)	245,900	2,338,509

		7,480,029
Other Technology (1.0%)
Analogic Corp.	308,800	13,831,152
Checkpoint Systems, Inc. (a)	150,000	2,707,500
MOCON, Inc.	160,245	1,568,638

		18,107,290
Other Utilities (0.2%)
Pure Cycle Corp. (a)	500,000	4,400,000
Parts and Component Distribution (0.4%)
Adaptec, Inc. (a)	1,000,000	7,590,000
Pharmaceuticals (2.2%)
Alpharma Inc. (Class A)(b)	1,384,800	23,472,360
Andrx Corp. (a)	500,000	10,915,000
Access Pharmaceuticals, Inc. (a)(b)	1,253,400	4,437,036
PRAECIS Pharmaceuticals, Inc. (a)	1,500,344	2,850,654

		41,675,050
Printing (0.2%)
Outlook Group Corp. (b)(d)	350,000	2,768,500
Publishing (0.2%)
Advanced Marketing Services, Inc.	350,000	3,521,000
Radio, TV and Cable (1.5%)
Alliance Atlantis Communications, Inc. (Class B)(CAD)(a)(c)	1,000,000	27,267,422
REITS (1.4%)
Fieldstone Investment Corp. (d)(e)(f)	1,098,600	17,055,765
Capital Lease Funding, Inc.	400,000	5,000,000
Medical Properties Trust, Inc. (d)(e)(f)	482,800	4,876,280

		26,932,045
Restaurants (0.8%)
Buca, Inc. (a)(b)	983,900	6,847,944
Smith & Wollensky Restaurant Group, Inc. (a)(b)	700,000	3,759,000
Champps Entertainment, Inc. (a)	300,000	2,586,000
O’Charley’s, Inc. (a)	100,000	1,955,000

		15,147,944
Retail (6.7%)
Regis Corp.	400,000	18,460,000
JAKKS Pacific, Inc. (a)	800,000	17,688,000
Global-Tech Appliances, Inc. (a)(b)	1,186,800	10,598,124
Tommy Hilfiger Corp. (a)	850,000	9,588,000
Hampshire Group, Ltd. (a)(b)(d)	300,000	9,450,600
Ashworth, Inc. (a)(b)	700,000	7,623,000
Priceline.com, Inc. (a)	300,000	7,077,000
Duckwall-ALCO Stores, Inc. (a)(b)	400,000	7,058,800
Shoe Carnival, Inc. (a)	500,000	6,500,000
ShopKo Stores, Inc. (a)	306,800	5,731,024
Enesco Group, Inc. (a)	700,000	5,656,000
Deb Shops, Inc.	221,000	5,533,840
Rite Aid Corp. (a)	1,500,000	5,490,000
Saucony, Inc. (Class B)	188,000	5,111,720
Mothers Work, Inc. (a)	200,000	2,723,200
Bombay Co., Inc. (a)	150,000	829,500

		125,118,808

COMMON STOCKS (continued)	Shares	Value
Semiconductor Capital Equipment (0.1%)
Axcelis Technologies, Inc. (a)	200,000	$1,626,000
Semiconductors (0.0%)
Alliance Semiconductor Corp. (a)(b)	142,258	526,355
Services (1.6%)
AMERCO (a)	350,000	16,093,000
The Geo Group, Inc. (a)(b)	505,400	13,433,532

		29,526,532
Shipping and Trucking (0.6%)
Marten Transport, Ltd. (a)	500,000	11,365,000
Software (3.6%)
Borland Software Corp. (a)	2,154,800	25,168,064
MAPICS, Inc. (a)	1,126,900	11,888,795
RealNetworks, Inc. (a)	1,250,000	8,275,000
Novell, Inc. (a)	1,000,000	6,750,000
InterVideo, Inc. (a)(b)	400,000	5,292,000
Industrial & Financial Systems (Class B)(SWD)(a)(b)(c)	6,000,000	4,560,918
CEVA, Inc. (a)	500,000	4,553,500
Actuate Corp. (a)	350,000	892,500

		67,380,777
Specialty Finance (1.1%)
Stifel Financial Corp. (a)	400,000	8,380,000
Knight Trading Group, Inc. (a)	500,000	5,475,000
Integrated Alarm Services Group, Inc. (a)	571,000	3,123,370
Oppenheimer Holdings, Inc. (Class A)(CAD)(c)	90,000	2,295,765
American Physicians Service Group, Inc. (b)	185,649	1,928,893

		21,203,028
Telecommunications Technology (6.2%)
InterDigital Communications Corp. (a)(b)	3,000,000	66,300,000
Sonus Networks, Inc. (a)(e)	5,450,000	31,228,500
Aastra Technologies, Ltd. (CAD)(a)(c)	600,000	10,493,498
Boston Communications Group, Inc. (a)(b)	750,000	6,930,000
EMS Technologies, Inc. (a)	100,000	1,662,000

		116,613,998
Waste Management (0.2%)
Met-Pro Corp.	300,000	3,990,000

TOTAL COMMON STOCKS (Cost $1,180,224,865)		$1,801,726,418

The accompanying Notes to Financial Statements are an integral part of these Statements.

December 31, 2004 | 15

Value Fund - Schedule of Investments (Continued)	December 31, 2004

WARRANTS (0.0%)	Shares	Value
Biotechnology (0.0%)
Senesco Technologies, Inc. (a)(d)(e)	50,000	$—
Communications Equipment (0.0%)
VocalTec Communications, Ltd. (a)(d)(e)	222,500	—
Waste Management (0.0%)
Waste Services, Inc. (a)(d)(e)	75,000	—

TOTAL WARRANTS (COST $0)		$—

CONVERTIBLE BONDS (0.4%)	Par Amount	Value
Aphton Corp. (b)(d)(e), 6.00%, 04/01/08	$5,000,000	$6,220,000
Parlex Corp. (d)(e), 7.00%, 07/28/07	1,500,000	1,406,250
TOTAL CONVERTIBLE BONDS

(COST $5,882,957)		$7,626,250

SHORT-TERM INVESTMENTS (3.0%)	Par Amount	Value
U.S. GOVERNMENT AND AGENCY SECURITIES (2.7%)
U.S. Treasury Bills, 01/06/05	$50,000,000	$49,983,623
TIME DEPOSITS (0.3%) (+)
Brown Brothers Harriman 1.60%	5,520,964	5,520,964
TOTAL SHORT-TERM INVESTMENTS

(Amortized Cost $ 55,507,309)		$55,504,587
TOTAL INVESTMENTS
(Cost $1,241,615,131) - 99.4%		$1,864,857,255
Other assets and liabilities, net - 0.6%		11,443,049

TOTAL NET ASSETS - 100.0%		$1,876,300,304

(a)	Non-income producing security.

(b)	Affiliated company. See Note 10 in Notes to Financial Statements.

(c)	Foreign-denominated security.

(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.

(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.

(f)	Restricted security. See Note 2(j) in Notes to Financial Statements.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2004.

ADR - American Depositary Receipt.

AUS - Australian issuer.

CAD - Canadian issuer.

HK - Hong Kong issuer.

JPY - Japanese issuer.

SWD - Sweden issuer.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16 | Annual Report

Statements of Assets and Liabilities	December 31, 2004

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(1)	$88,847,441	$353,207,791	$1,241,615,131

Investments in securities, at value	$109,439,657	$405,358,102	$1,338,904,319
Investments in affiliates	—	10,238,850	525,952,936
Receivable for securities sold	—	548,432	11,331,695
Accrued dividends and interest	131,194	499,312	1,070,215
Prepaid expenses	14,714	17,362	41,453

Total Assets	109,585,565	416,662,058	1,877,300,618

LIABILITIES:
Payable for securities purchased	—	—	278,921
Accrued expenses	57,278	146,228	721,393

Total Liabilities	57,278	146,228	1,000,314

TOTAL NET ASSETS	$109,528,287	$416,515,830	$1,876,300,304

NET ASSETS CONSIST OF:
Paid in capital	$86,617,800	$350,539,815	$1,215,877,850
Accumulated undistributed net investment income	—	170,321	(5,533,597)
Accumulated undistributed net realized gains on investments	2,318,159	3,416,151	42,713,912
Net unrealized appreciation on investments	20,592,328	62,389,543	623,242,139

TOTAL NET ASSETS	$109,528,287	$416,515,830	$1,876,300,304

Shares outstanding, $.001 par value (100,000,000; 100,000,000 and 150,000,000 shares authorized, respectively)	4,687,365	15,515,043	37,670,687

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$23.37	$26.85	$49.81

(1)	Includes cost of investments in affiliates of $5,610,449 and $334,005,164 for the Value Plus and Value Funds, respectively. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

December 31, 2004 | 17

Statements of Operations	For the Year Ended December 31, 2004

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$1,210,505	$5,263,751	$13,846,577
Interest	61,273	146,099	1,210,788
Foreign tax withheld	(878)	(17,775)	(155,419)

Total investment income	1,270,900	5,392,075	14,901,946

EXPENSES:
Management fees	678,555	2,403,231	15,059,132
Distribution fees	226,185	858,296	4,433,891
Transfer agent fees	134,355	518,633	2,494,561
Fund accounting fees	32,331	115,348	681,086
Custodian fees	7,991	34,035	192,857
Printing and communication fees	11,671	33,309	160,113
Postage fees	40,161	106,309	472,452
Legal fees	5,295	17,995	115,423
Registration fees	28,859	35,663	87,698
Directors’ fees	1,516	11,690	66,477
Audit fees	23,423	31,350	34,265
Insurance fees	10,585	34,297	286,919
Other expenses	5,405	11,543	51,265

Total expenses	1,206,332	4,211,699	24,136,139

NET INVESTMENT INCOME (LOSS)	64,568	1,180,376	(9,234,193)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on:
Long positions	5,302,194	29,654,357	227,154,849
Futures contracts	—	(2,243,879)	1,610,566
Written covered call options	—	—	2,050,174
Net increase (decrease) in unrealized appreciation on:
Long positions	9,296,028	19,571,399	(69,992,626)

TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS	14,598,222	46,981,877	160,822,963

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,662,790	$48,162,253	$151,588,770

The accompanying Notes to Financial Statements are an integral part of these Statements.

18 | Annual Report

Statements of Changes in Net Assets

	SELECT VALUE FUND		VALUE PLUS FUND
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
FROM INVESTMENT OPERATIONS:
Net investment income	$64,568	$34,867	$1,180,376	$344,662
Net realized gains on investments	5,302,194	1,091,614	27,410,478	8,158,743
Net change in unrealized appreciation (depreciation) on investments	9,296,028	16,969,157	19,571,399	41,908,321

Net increase in net assets resulting from operations	14,662,790	18,095,638	48,162,253	50,411,726

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(63,020)	(46,943)	(934,591)	(346,904)
Net realized gains on investments	(958,873)	—	(9,816,456)	—

Total distributions to shareholders	(1,021,893)	(46,943)	(10,751,047)	(346,904)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	48,865,390	32,147,077	424,612,200	182,399,882
Distributions reinvested	983,122	44,349	10,672,718	237,908
Value of shares redeemed	(29,639,612)	(30,829,159)	(275,162,552)	(71,377,089)

Net increase in net assets derived from capital transactions	20,208,900	1,362,267	160,122,366	111,260,701

TOTAL INCREASE IN NET ASSETS	33,849,797	19,410,962	197,533,572	161,325,523
NET ASSETS AT THE BEGINNING OF THE PERIOD	75,678,490	56,267,528	218,982,258	57,656,735

NET ASSETS AT THE END OF THE PERIOD	$109,528,287	$75,678,490	$416,515,830	$218,982,258

ACCUMULATED UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME	$—	$(39,761)	$170,321	$(48,204)

	VALUE FUND
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
FROM INVESTMENT OPERATIONS:
Net investment loss	$(9,234,193)	$(8,614,420)
Net realized gains on investments	230,815,589	199,798,667
Net change in unrealized appreciation (depreciation) on investments	(69,992,626)	556,381,235

Net increase in net assets resulting from operations	151,588,770	747,565,482

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(201,900,357)	(97,130,499)

Total distributions to shareholders	(201,900,357)	(97,130,499)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	400,682,444	1,013,880,517
Distributions reinvested	192,937,060	92,465,384
Value of shares redeemed	(852,271,342)	(495,270,716)

Net increase (decrease) in net assets derived from capital transactions	(258,651,838)	611,075,185

TOTAL INCREASE (DECREASE) IN NET ASSETS	(308,963,425)	1,261,510,168

NET ASSETS AT THE BEGINNING OF THE PERIOD	2,185,263,729	923,753,561

NET ASSETS AT THE END OF THE PERIOD	$1,876,300,304	$2,185,263,729

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	$—	$(142,068)

The accompanying Notes to Financial Statements are an integral part of these Statements.

December 31, 2004 | 19

Financial Highlights

SELECT VALUE FUND

	For the year ended December 31,
	2004	2003	2002	2001		2000
PER SHARE DATA
Net asset value, beginning of period	$20.16	$14.87	$17.30	$15.03		$11.73
Income (loss) from investment operations:
Net investment income	0.01	0.01	0.03	0.08		0.17
Net realized and unrealized gains (losses) on investments	3.42	5.29	(2.43)	2.37		3.41

Total income (loss) from investment operations	3.43	5.30	(2.40)	2.45		3.58
Less distributions from:
Net investment income	(0.01)	(0.01)	(0.03)	(0.02)		(0.14)
Net realized gains on investments	(0.21)	—	—	(0.16)		(0.14)

Total distributions	(0.22)	(0.01)	(0.03)	(0.18)		(0.28)

Net asset value, end of period	$23.37	$20.16	$14.87	$17.30		$15.03

TOTAL RETURN	17.02%	35.66%	(13.85)%	16.43%		30.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$109,528	$75,678	$56,268	$29,462		$10,947
Percentage of operating expenses before interest expense to average net assets	1.33%	1.47%	1.46%	1.48	%(1)	1.22	%(1)
Percentage of interest expense to average net assets	—	—	—	—		0.00%
Percentage of net investment income to average net assets	0.07%	0.06%	0.21%	0.78%		1.42%
Portfolio turnover rate	72%	47%	39%	108%		120%

(1)	If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001 and 2000 would have been 1.93% and 2.45%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20 | Annual Report

Financial Highlights

VALUE PLUS FUND

	For the year ended December 31,
	2004	2003	2002	2001	2000
PER SHARE DATA
Net asset value, beginning of period	$23.57	$15.39	$16.12	$12.11	$13.57
Income (loss) from investment operations:
Net investment income	0.09	0.06	0.12	0.18	0.25
Net realized and unrealized gains (losses) on investments	3.91	8.17	(0.73)	4.01	(1.42)

Total income (loss) from investment operations	4.00	8.23	(0.61)	4.19	(1.17)
Less distributions from:
Net investment income	(0.07)	(0.05)	(0.12)	(0.18)	(0.29)
Net realized gains on investments	(0.65)	—	—	—	—

Total distributions	(0.72)	(0.05)	(0.12)	(0.18)	(0.29)

Net asset value, end of period	$26.85	$23.57	$15.39	$16.12	$12.11

TOTAL RETURN	16.98%	53.56%	(3.79)%	34.76%	(8.83)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$416,516	$218,982	$57,657	$60,057	$44,352
Percentage of operating expenses before interest expense to average net assets	1.23%	1.34%	1.44%	1.48%	1.36%
Percentage of interest expense to average net assets	—	—	—	—	0.21%
Percentage of net investment income to average net assets	0.34%	0.32%	0.75%	1.27%	1.71%
Portfolio turnover rate	57%	68%	65%	80%	121%

The accompanying Notes to Financial Statements are an integral part of these Statements.

December 31, 2004 | 21

Financial Highlights

VALUE FUND

	For the year ended December 31,
	2004	2003	2002	2001	2000
PER SHARE DATA
Net asset value, beginning of period	$51.14	$31.46	$37.25	$32.98	$36.50
Income (loss) from investment operations:
Net investment loss	(0.25)	(0.20)	(0.17)	(0.10)	(0.18)
Net realized and unrealized gains (losses) on investments	4.59	22.24	(4.09)	9.57	0.69

Total income (loss) from investment operations	4.34	22.04	(4.26)	9.47	0.51
Less distributions from:
Net realized gains on investments	(5.67)	(2.36)	(1.53)	(5.20)	(4.03)

Total distributions	(5.67)	(2.36)	(1.53)	(5.20)	(4.03)

Net asset value, end of period	$49.81	$51.14	$31.46	$37.25	$32.98

TOTAL RETURN	9.11%	70.16%	(11.49)%	29.45%	2.03%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,876,300	$2,185,264	$923,754	$1,093,215	$895,531
Percentage of operating expenses before interest expense to average net assets	1.20%	1.28%	1.29%	1.29%	1.22%
Percentage of interest expense to average net assets	—	—	—	—	0.06%
Percentage of net investment loss to average net assets	(0.46)%	(0.63)%	(0.48)%	(0.29)%	(0.46)%
Portfolio turnover rate	32%	48%	49%	56%	48%

The accompanying Notes to Financial Statements are an integral part of these Statements.

22 | Annual Report

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

(1) Organization

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (the “Funds”), each of which is a diversified fund, were issued by the Corporation at December 31, 2004.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At December 31, 2004, 1.4% and 3.3% of the Value Plus and Value Funds’ net assets, respectively, were valued at their fair value using such methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 2004, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2004, the Select Value, Value Plus and Value Funds recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $119,857, $6,271,802 and $43,543,372, respectively. Net assets are not affected by these reclassifications.

(d)	The Funds record security transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss which could render a Fund’s hedging strategy unsuccessful. There were no open futures contracts at December 31, 2004.

(g)	The Funds may each engage in “short sales against the box.” These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer (“acquiror”) that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

For financial statement purposes, an amount equal to a short sale’s settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. None of the Funds had “short sales against the box” during the year ended December 31, 2004.

December 31, 2004 | 23

(h)	The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. The Value Fund had the following transactions in written covered call options during the year ended December 31, 2004:

	NUMBER OF CONTRACTS	PREMIUMS
Balance at January 1, 2004	17,090	$1,245,149
Options written (Novell, Inc., NABI Biopharmaceuticals, Inc.)	9,000	805,025
Options expired (Novell, Inc., NABI Biopharmaceuticals, Inc.)	(9,000)	(805,025)
Options closed (Novell, Inc.)	(17,090)	(1,245,149)

Balance at December 31, 2004	—	$—

(i)	At December 31, 2004, 1.4% and 5.0% of the Value Plus and Value Funds’ net assets, respectively, were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(j)	A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. At December 31, 2004, the Value Plus and Value Funds held restricted securities representing 1.1% and 1.2% of net assets, respectively. The restricted securities held as of December 31, 2004 are identified below:

SECURITY	ACQUISITION DATE	ACQUISITION COST	SHARES	FAIR VALUE
Value Plus Fund
Fieldstone Investment Corp. (144A)	11/10/03	$2,746,500	183,100	$2,842,628
Medical Properties Trust, Inc. (144A)	3/31/04	1,600,000	160,000	1,616,000
Value Fund
Fieldstone Investment Corp. (144A)	11/10/03	16,479,000	1,098,600	17,055,765
Medical Properties Trust, Inc. (144A)	3/31/04	4,828,000	482,800	4,876,280

(k)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

(l)	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) Credit Facility

Brown Brothers Harriman & Co. has made available to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”) dated December 21, 2004. The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances which the Advisor believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 1.50%. Commitment fees are computed at a rate per annum equal to 0.10% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the year ended December 31, 2004.

(4) Investment Management Fees and Transactions with Related Parties

The Corporation has a management agreement with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds. Under the terms of the agreement, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees due to it and/or pay such Fund’s ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceeded 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursement of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceeded 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver. Without such waivers and reimbursements, total returns prior to this date would have been lower.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Fund’s distributor, Heartland Investor Services LLC (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. The Distributor is an indirect wholly-owned subsidiary of the BISYS Group, Inc., and is an affiliate of the Funds’ transfer agent and fund accountant, BISYS Fund Services Ohio Inc. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing recordkeeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2004, there were no participants in the deferred compensation plan.

24 | Annual Report

(5) Early Redemption Fee

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of remaining shareholders. There were no redemption fees charged by the Funds in 2004. For financial statement purposes, these amounts are included in the Statement of Assets and Liabilities as “paid in capital”.

(6) Investment Transactions

During the year ended December 31, 2004, the cost of purchases and proceeds from sales of securities, other than short-term obligations, are noted below. During the same period there were no purchases or sales of long-term U.S. Government securities.

	Cost of Purchases	Proceeds From Sales
Select Value Fund	$81,910,931	$58,048,596
Value Plus Fund	325,710,300	181,665,965
Value Fund	600,716,343	866,120,127

(7) Federal Income Tax Information

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation On Investments
Select Value Fund	$88,847,441	$21,070,871	$(478,543)	$20,592,328
Value Plus Fund	353,207,791	70,616,752	(8,227,209)	62,389,543
Value Fund	1,254,695,549	642,888,158	(32,726,437)	610,161,721

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows:

	Distributions Paid From		Total Taxable Distributions
Fund	Ordinary Income	Net Long-Term Capital Gains
Select Value Fund	$63,020	$958,873	$1,021,893
Value Plus Fund	1,749,797	9,001,250	10,751,047
Value Fund	24,581,472	177,318,885	201,900,357

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows:

	Distributions Paid From		Total Taxable Distributions
Fund	Ordinary Income	Net Long- Term Capital Gains
Select Value Fund	$46,943	$—	$46,943
Value Plus Fund	346,904	—	346,904
Value Fund	15,016,457	82,114,042	97,130,499

As of December 31, 2004 the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation*	Total Accumulated Earnings
Select Value Fund	$752,149	$1,566,010	$2,318,159	$—	$20,592,328	$22,910,487
Value Plus Fund	951,032	2,635,440	3,586,472	—	62,389,543	65,976,015
Value Fund	4,619,772	45,640,961	50,260,733	—	610,161,721	660,422,454

Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2004, there were no post-October losses deferred, on a tax basis, by the Funds.

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

December 31, 2004 | 25

(8) Fund Share Transactions

For the year ended December 31, 2004, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	2,319,425	16,901,366	7,659,696
Reinvested distributions from net investment income & distributions from net realized gains on investments	42,248	401,444	3,984,262
Shares redeemed	(1,427,378)	(11,078,727)	(16,704,373)

Net increase (decrease) in Fund shares	934,295	6,224,083	(5,060,415)

For the year ended December 31, 2003, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,897,433	9,421,864	22,899,532
Reinvested distributions from net investment income & distributions from net realized gains on investments	2,222	14,880	1,833,525
Shares redeemed	(1,929,634)	(3,892,452)	(11,364,320)

Net increase (decrease) in Fund shares	(29,979)	5,544,292	13,368,737

(9) Litigation

On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the “High-Yield Funds”), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate Funds, directors, or officers were required to contribute to the settlement fund (although an affiliate of the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its Funds, directors or officers. The High-Yield Funds, which had been in receivership since March 2001, were liquidated in December 2004.

On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against the Advisor; William J. Nasgovitz, President of the Advisor, President and a director of the Corporation and member of the Heartland Value Plus and Value Fund portfolio management teams; Paul T. Beste, Chief Operating Officer of the Advisor and Vice President of the Corporation; Kevin D. Clark, an officer of the Advisor; Hugh Denison, a former director of the Corporation who presently serves as Senior Vice President of the Advisor and as a member of the portfolio management team for the Heartland Select Value Fund; certain former officers of the Advisor; and others.

The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds’ net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other SEC filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

In February 2004, the Advisor, and Messrs. Nasgovitz, Beste, Denison, and Clark filed their answers to the SEC’s complaint, denying the allegations and claims made therein and raising affirmative defenses.

The complaint does not involve the Corporation, the Heartland Select Value, Value Plus or Value Funds, any portfolio manager of the Funds (other than Mr. Nasgovitz and Mr. Denison) or any of the current independent directors of the Corporation. However, an adverse outcome for the Advisor and/or its officers named in the complaint could result in an injunction that would bar the Advisor from serving as investment advisor to the Funds or bar such officers from continuing to serve in their official capacities for the Advisor. The Advisor has advised the Funds that, if these results occur, the Advisor will seek exemptive relief from the SEC to permit it to continue serving as investment advisor to the Funds. There is no assurance that the SEC will grant such exemptive relief.

(10) Transactions with Affiliates

The following companies are “affiliated” (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the Funds held 5% or more of their outstanding voting securities during the year ended December 31, 2004:

VALUE PLUS FUND

Security Name	Share Balance at January 1, 2004	Purchases	Sales	Share Balance at December 31, 2004	Dividends	Realized Gains (Losses)
Orthovita, Inc.	642,857	485,715	0	1,128,572	$0	$0
StemCells, Inc.	0	2,302,632	1,000,000	1,302,632	0	1,804,786
Xcyte Therapies, Inc.	0	400,000	400,000	0	0	(1,362,105)

					$0	$442,681

26 | Annual Report

VALUE FUND

Security Name	Share Balance at January 1, 2004		Purchases	Sales	Share Balance at December 31, 2004	Dividends	Realized Gains (Losses)
Access Pharmaceuticals, Inc.	1,253,400		0	0	1,253,400	$0	$0
AirNet Systems, Inc.	1,000,000		0	0	1,000,000	0	0
Alliance Semiconductor Corp.	2,500,000		0	2,357,742	142,258	0	(1,361,280)
Allied Defense Group, Inc.	300,000		0	0	300,000	0	0
Almost Family, Inc.	250,000		0	0	250,000	0	0
Alpharma, Inc. (Class A)	1,500,000		184,800	300,000	1,384,800	288,486	(799,769)
American Physicians Service Group, Inc.	187,200		0	1,551	185,649	37,130	14,139
Anacomp, Inc. (Class A)	300,000		50,000	0	350,000	0	0
Analysts International Corp.	1,400,000		0	0	1,400,000	0	0
Aphton Corp.	2,120,145		69,727	227,000	1,962,872	0	(1,629,960)
Asia Pacific Wire & Cable Corp., Ltd.	1,137,300		0	0	1,137,300	0	0
Ashworth, Inc.	700,000		0	0	700,000	0	0
Badger Meter, Inc.	400,000	(4)	0	0	400,000	192,000	0
Barrett Business Services, Inc.	500,000		0	0	500,000	0	0
Boston Communications Group, Inc.	750,000		250,000	250,000	750,000	0	(515,599)
Braun Consulting, Inc.	0		1,650,000	1,650,000	0	0	(634,273)
Buca, Inc.	1,137,570		67,900	221,570	983,900	0	(754,943)
Chronimed, Inc.	750,000		0	0	750,000	0	0
CINAR Corp. (Class B)	2,592,500		0	2,592,500	0	0	3,336,919
Computer Network Technologies Corp.	1,000,000		1,000,000	0	2,000,000	0	0
Copper Mountain Networks, Inc.	400,000		0	400,000	0	0	(1,910,317)
Covansys Corp.	1,350,000		0	285,000	1,065,000	0	2,827,680
Datalink Corp.	1,000,000		0	1,000,000	0	0	(4,133,043)
Discovery Laboratories, Inc.	2,784,256		111,300	0	2,895,556	0	0
Duckwall-ALCO Stores, Inc.	400,000		0	0	400,000	0	0
Endocardial Solutions, Inc.	1,750,000		0	780,000	970,000	0	3,843,016
Fuel-Tech N.V.	700,000		300,000	0	1,000,000	0	0
Galyan’s Trading Co.	862,700		387,300	1,250,000	0	0	7,685,504
Genitope Corp.	575,000		775,000	0	1,350,000	0	0
The Geo Group, Inc.(1)	505,400		0	0	505,400	0	0
Global-Tech Appliances, Inc.	1,200,000		0	13,200	1,186,800	0	27,930
Hampshire Group, Ltd.	300,000		0	0	300,000	0	0
Harvest Natural Resources, Inc.	2,365,800		0	865,800	1,500,000	0	10,104,341
High River Gold Mines, Ltd.	4,000,000		3,501,400	0	7,501,400	0	0
Home Federal Bancorp.	268,250		0	268,250	0	201,188	3,331,761
Industrial & Financial Systems (Class B)	6,000,000		0	0	6,000,000	0	0
InterDigital Communications Corp.	2,577,147		422,853	0	3,000,000	0	0
InterVideo, Inc.	0		700,150	300,150	400,000	0	(189,811)
John B. Sanfilippo & Son, Inc.	300,000		0	0	300,000	0	0
Kendle International, Inc.	968,900		31,100	0	1,000,000	0	0
Kennedy-Wilson, Inc.	500,000		0	500,000	0	0	1,715,159
Lantronix, Inc.	5,000,000		0	0	5,000,000	0	0
Lifecore Biomedical, Inc.	1,000,000		0	0	1,000,000	0	0
MEDTOX Scientific, Inc.	656,250	(3)	0	97,500	558,750	0	(16,984)
Medwave, Inc.	800,000		100,000	0	900,000	0	0
MFRI, Inc.	470,000		0	6,800	463,200	0	(14,585)
Midwest Express Holdings, Inc.	1,600,000		0	42,500	1,557,500	0	(179,029)
Moore Medical Corp.	282,600		0	282,600	0	0	2,291,095
National Home Health Care Corp.	441,000		0	0	441,000	33,075	0
O.I. Corp.	245,900		0	0	245,900	0	0
Oil-Dri Corp. of America	450,000		0	0	450,000	184,300	0
OrthoLogic Corp.	2,065,000		435,000	0	2,500,000	0	0
Osteotech, Inc.	0		1,000,000	0	1,000,000	0	0
Outlook Group Corp.	380,400		0	30,400	350,000	76,080	(34,641)
Patrick Industries, Inc.	293,425		100	0	293,525	0	0
Poore Brothers, Inc.	0		951,800	0	951,800	0	0
Quovadx, Inc.	1,775,100		1,902,300	0	3,677,400	0	0
RCM Technologies, Inc.	780,100		0	0	780,100	0	0
Senesco Technologies, Inc.	1,100,000		125,000	0	1,225,000	0	0
Sholodge, Inc.	450,000		0	0	450,000	0	0
Smith & Wollensky Restaurant Group, Inc.	347,000		353,000	0	700,000	0	0
SPAR Group, Inc.	1,300,000		0	0	1,300,000	0	0
SRI/Surgical Express, Inc.	425,000		175,000	0	600,000	0	0
STAAR Surgical Co.	100,000		1,000,000	150,000	950,000	0	(1,009,006)
Summit Bank Corp.	300,000	(2)	0	170,800	129,200	120,000	2,230,456
Superior Consultant Holdings Corp.	1,000,000		0	0	1,000,000	0	0

December 31, 2004 | 27

VALUE FUND [cont’d]

Security Name	Share Balance at January 1, 2004	Purchases	Sales	Share Balance at December 31, 2004	Dividends	Realized Gains (Losses)
Trover Solutions, Inc.	603,000	0	603,000	0	$0	$1,579,972
Vesta Insurance Group, Inc.	2,500,000	0	500,000	2,000,000	150,000	(60,350)
VocalTec Communications, Ltd.	0	702,000	702,000	0	0	(1,481,073)
WatchGuard Technologies, Inc.	2,000,000	0	0	2,000,000	0	0
Zindart, Ltd. (ADR)	563,000	0	0	563,000	0	0

					$1,282,259	$24,263,309

(1)	Formerly known as Wackenhut Corrections Corp.

(2)	Split on 2/18/04

(3)	Split on 8/20/04

(4)	Split on 12/10/04

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Heartland Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund and Value Fund (three portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 18, 2005

FEDERAL INCOME TAX INFORMATION

In early 2005, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2004. The Funds hereby designate the following amounts as long-term capital gain distributions.

Fund	Select Value Fund	Value Plus Fund	Value Fund
Long-Term Capital Gains	$1,050,300	$14,516,640	$219,778,885

The amount above includes $91,427, $5,515,390 and $42,460,000 of earnings and profits distributed to shareholders on redemptions for the Select Value, Value Plus and Value Funds, respectively.

For the calendar year 2004, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

Fund	Qualified Dividend Income
Select Value Fund	$63,020
Value Plus Fund	1,749,979
Value Fund	—

The Funds intend to designate the maximum amount allowable as taxed at a rate of 15%.

The percentage of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

Fund	Percentage
Select Value Fund	100.00%
Value Plus Fund	100.00%
Value Fund	12.21%

December 31, 2004 | 28

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs including, redemption fees; (2) ongoing costs, including management fees; 12b-1 fees; and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expense Paid During Period* 7/1/04-12/31/04	Annualized Expense Ratio During Period 7/1/04-12/31/04
Heartland Select Value Fund	$1,000.00	$1,111.80	$7.17	1.35%
Heartland Value Plus Fund	1,000.00	1,085.20	6.66	1.27
Heartland Value Fund	1,000.00	1,047.20	6.23	1.21

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expense Paid During Period* 7/1/04-12/31/04	Annualized Expense Ratio During Period 7/1/04-12/31/04
Heartland Select Value Fund	$1,000.00	$1,018.35	$6.85	1.35%
Heartland Value Plus Fund	1,000.00	1,018.75	6.44	1.27
Heartland Value Fund	1,000.00	1,019.05	6.14	1.21

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Commission’s website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

December 31, 2004 | 29

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On January 20 2004, a special meeting of shareholders of the Heartland Select Value, Heartland Value Plus and Heartland Value Funds (the “Heartland Funds”) was held upon the presence of a quorum. The purpose of the meeting was to elect four nominees to the Board of Directors. The nominees were selected by the nominating committee of the Board of Directors. None of the members of the nominating committee were “interested persons” (as defined in the Investment Company Act) of Heartland Funds or Heartland Advisors. The nominees included three current directors (William J. Nasgovitz, Dale J. Kent and Lawrence M. Woods) and a new nominee (Michael D. Dunham). All four nominees were elected, each having received a majority of the votes cast, and now comprise the entire Board. As a result of this election, 75% of the directors are not “interested persons” of Heartland Funds or Heartland Advisors.

The specific voting results were as follows:

Election of Directors	% of Outstanding Shares		% of Shares Voted
	Approve	Withheld	Approve	Withheld
William J. Nasgovitz	71.285%	5.156%	93.255%	6.745%
Dale J. Kent	73.313	3.128	95.908	4.092
Lawrence M. Woods	73.282	3.159	95.868	4.132
Michael D. Dunham	73.374	3.067	95.988	4.012

30 | December 31, 2004

Information Regarding Executive Officers and Directors

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation.

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE CORPORATION	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF HEARTLAND FUNDS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS(2) HELD BY DIRECTOR
INDEPENDENT DIRECTORS:

Lawrence M. Woods 524 Sunset Drive, Worland, WY 82401 Birthdate: 4/14/32	Chairman of the Board and Director	Since 2/03	Retired; Director, The AAL Funds, Inc., 1987 to 2002; President and CEO, Centennial Airlines, 1983-1987; Director, Mobil Corporation, 1977 to 1985, and Vice President, Mobil Corporation, 1969 to 1977.	3	None

Dale J. Kent 1900 South 18th Avenue, West Bend, WI 53095 Birthdate: 11/12/52	Director	Since 8/03	Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen LLP, 1986 to 2002; employed by Arthur Andersen, LLP in other capacities, 1974 to 1985.	3	None

Michael D. Dunham 12000 West Park Place, Milwaukee, WI 53224 Birthdate: 7/25/45	Director	Since 1/04	President and Owner, Dunham Global Associates, Ltd., since 2001; Senior Vice President—Business Development, IFS AB, since January 2000; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiological imaging and information integration solutions)

INTERESTED DIRECTORS AND OFFICERS:

William J. Nasgovitz(3) 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 10/8/44	President and Director	Since 12/84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

Eric J. Miller 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 8/6/53	Chief Executive Officer	Since 1/04	Senior Vice President, Heartland Advisors, Inc. since 1994; Vice President and Chief Financial Officer, American Appraisal Associates, 1986 to 1994; Financial Manager, Chilton Company, 1984 to 1986; Financial Analyst, FMC Corporation, 1980-1984.	N/A	N/A

Paul T. Beste 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 1/23/56	Vice President	Since 9/97	Secretary and Treasurer, Heartland Value Manager, LLC., since August 2000; Chief Operating Officer, Heartland Advisors, Inc. since December 1999; employed by Heartland Advisors, Inc. in other capacities since 1997; Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A

Nicole J. Best 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 9/2/73	Treasurer and Principal Accounting Officer	Since 6/00	Senior Vice President and Treasurer, Heartland Advisors, Inc., since March 2001; employed by Heartland Advisors, Inc., in other capacities, 1998 to 2001; employed by Arthur Andersen LLP, 1995 to 1998.	N/A	N/A

Constance R. Wick 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 8/23/64	Vice President, Secretary and Chief Compliance Officer	Since 4/03	Director of Compliance, Heartland Advisors, Inc. since February 2003; Associate Counsel, Strong Capital Management, Inc., 1998 to 2002.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	Mr. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Lawrence M. Woods, Dale J. Kent and Michael D. Dunham. Mr. Woods serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for the selection of the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets quarterly with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies for election and re-election to the Board as and when required. The nominating committee generally does not accept recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

December 31, 2004 | 31

Definitions

Lipper Definitions

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Other Definitions

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3000 largest publicly traded U.S. companies. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is a capitalization-weighted index of the stocks in the S&P MidCap 400 Index that have low price-to-book ratios. It is not possible to invest directly in an index.

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

32 | Annual Report

THE HEARTLAND

FAMILY OF VALUE FUNDS

Individual Investors:

1-800-HEARTLN (1-800-432-7856)

Financial Advisors:

Financial Advisor Services: 1-800-442-6391

www.heartlandfunds.com

Heartland Investor Services, LLC, Distributor

3435 Stelzer Road

Columbus, Ohio 43219

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call

1-800-432-7856 or visit www.heartlandfunds.com to download.

Please read the prospectus carefully before investing.

Heartland Investor Services, LLC, Distributor

789 North Water Street, Suite 500

Milwaukee, WI 53202

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted under the code of ethics of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)    (1) Disclose that the Registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2003  $61,200

2004  $71,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2003  $ 0

2004  $ 0

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2003  $16,425

2004  $15,000

Fees for both years relate to the preparation of the Funds’ federal and state income, excise tax calculations and review of the capital gain and income distribution calculations.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2003  $0

2004  $950

Fees relate to research and discussions regarding PIPES.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable

(g) Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2003  $0

2004  $0

(h) Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the Registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.	Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The schedules of investments are included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8.	Portfolio Managers of Closed - End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the Registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

Disclosure Controls and Procedures. The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the applicable time periods.

(b) Disclose any change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal half-year that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Heartland Group, Inc.

By (Signature and Title)*	/s/ ERIC J. MILLER
Eric J. Miller, Chief Executiver Officer

Date March 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ ERIC J. MILLER
Eric J. Miller, Chief Executiver Officer

Date March 1, 2005

By (Signature and Title)*	/s/ NICOLE J. BEST
Nicole J. Best, Treasurer and Principal Accounting Officer

Date March 1, 2005

*	Print the name and title of each signing officer under his or her signature.